COMMITMENT AND CONTINGENCIES	12 Months Ended
Feb. 28, 2026
Commitments and Contingencies Disclosure [Abstract]
COMMITMENT AND CONTINGENCIES

NOTE 15 – COMMITMENT AND CONTINGENCIES

Lease commitments

The Company determines if a contract contains a lease at inception. US GAAP requires that the Company’s leases be evaluated and classified as operating or finance leases for financial reporting purposes. The classification evaluation begins at the commencement date and the lease term used in the evaluation includes the non-cancellable period for which the Company has the right to use the underlying asset, together with renewal option periods when the exercise of the renewal option is reasonably certain and failure to exercise such option which results in an economic penalty.

For the details on future minimum lease payment under the non-cancellable operating leases as of February 28, 2026 please refer to section headed “Leases” set forth in the Notes to the Consolidated Financial Statements.

Contingencies

From time to time, the Company is involved in legal proceedings and claims arising in the ordinary course of business. The Company accrues a liability for loss contingencies when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Legal costs associated with such matters are expensed as incurred.

On June 26, 2026, the Company was named as a respondent in a Notice of Arbitration (“Notice”) filed with the Singapore International Arbitration Centre (SIAC) relating to a dispute arising from a loan agreement entered between the claimant and Company’s CEO, of which the Company acts as a guarantor to the loan. The Company has assessed the claims of approximately USD 3.65 million to be without merit and intends to vigorously defend the action and is in the process of engaging legal counsel. At this stage, the Company is unable to reasonably estimate the possible loss, if any. Accordingly, no provision has been recognized in the consolidated financial statements.